UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2005

Checkers Drive-In Restaurants, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number: 0-19649

Delaware	58-1654960

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4300 West Cypress Street
Suite 600
Tampa, FL	33607

(Address of principal executive offices)	(Zip code)

(813) 283-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 19, 2005 Checkers Drive-In Restaurants, Inc. issued a press release, discussing third quarter 2005 financial results, entitled “Checkers Drive-In Restaurants, Inc. Reports Third Quarter 2005 Earnings”, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

The following exhibit(s) are filed with this Form 8-K:

(c) Exhibit No.	Description

99.1	Press Release, dated October 19, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkers Drive-In Restaurants, Inc.
(Registrant)

Date: October 19, 2005	By:	/s/ Keith E. Sirois

Chief Executive Officer and President